SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2017
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Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37570	27-1069557

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 400
Mountain View, California 94041
(Address of Principal Executive Offices)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 24, 2017, Pure Storage, Inc. (“Pure Storage”) issued a press release regarding its financial results for the quarter ended July 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Pure Storage issued a blog post in connection with the press release, the full text of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated under this Item 2.02 by reference.

This information, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pure Storage is making reference to non-GAAP financial information in the press release, the blog and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.  These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On August 22, 2017, Scott Dietzen resigned from his position as Pure Storage’s Chief Executive Officer. Mr. Dietzen will continue to serve as Chairman of the Board of Directors (the “Board”), replacing the current co-Chairmen of the Board, John Colgrove and Michael Speiser.

(c)
On August 22, 2017, the Board appointed Charles H. Giancarlo, age 59, as Pure Storage’s Chief Executive Officer effective as of August 22, 2017. In connection with Mr. Giancarlo’s appointment, the Board also expanded the size of the Board from eight (8) to nine (9) members and appointed Mr. Giancarlo to serve as a Class I director, effective as of August 22, 2017. Mr. Giancarlo’s term as a member of the Board will expire at the meeting of stockholders to be held in 2019. Mr. Giancarlo will not serve on any committees of the Board.

Mr. Giancarlo previously served as Managing Director, Head of Value Creation and later Senior Advisor at Silver Lake Partners, a private investment firm, from 2007 to 2015, where he focused on business improvement and investment opportunities across strategic and operational initiatives for Silver Lake’s portfolio companies. From 2008 to 2009, Mr. Giancarlo served as Interim President and CEO of Avaya. Prior to that, from 1993 to 2007, Mr. Giancarlo served in senior executive roles at Cisco Systems, including Chief Technology Officer and Chief Development Officer. Mr. Giancarlo currently serves on the boards of directors of Accenture plc, Arista Networks, Inc, Avaya, Inc., Imperva, Inc., ServiceNow, Inc. and various private companies. Mr. Giancarlo previously served on the board of directors of Tintri, Inc. Mr. Giancarlo received a Bachelor of Science in Engineering from Brown University, a Master of Science in Electrical Engineering from the University of California, Berkeley, and a Master of Business Administration from Harvard Business School. Mr. Giancarlo’s qualifications for board service include his extensive executive leadership and operational experience, as well as his relevant industry knowledge.

Mr. Giancarlo is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment, Pure Storage and Mr. Giancarlo entered into an Employment Agreement dated August 22, 2017 (the “Employment Agreement”). Under the Employment Agreement, Mr. Giancarlo will receive an initial annual base salary of $500,000. In addition, Mr. Giancarlo will be eligible for an annual performance-based cash bonus, with a target amount equal to 100% of his base salary, based on performance measures set and being satisfied, as determined by the Compensation Committee of the Board.

Pursuant to the Employment Agreement, we granted Mr. Giancarlo the following equity awards under Pure Storage’s 2015 Equity Incentive Plan:

•
two restricted stock unit awards to acquire up to an aggregate of 1,161,861 shares of Pure Storage’s Class A common stock (the “RSU”) comprised of (i) an RSU for 464,745 shares (the “Time-Based RSU Award”), which will vest and settle as to 25% of the Time-Based RSU Award in September 2018, with the remaining Time-Based RSU Award to vest in equal quarterly installments over the subsequent 12 quarters, subject to Mr. Giancarlo’s continuous service and (ii) an RSU for up to a maximum of 697,116 shares (the “Performance RSU Award”), which will vest and settle on the achievement of certain performance metrics during Pure

Storage’s 2019 fiscal year, to be established and determined by the Compensation Committee (the “Performance Metrics”). One third of the Performance RSU Award will be earned upon achievement of 80% of the Performance Metrics, and additional amounts will be earned on a proportional basis up to 120% achievement of the Performance Metrics. Once earned, the Performance RSU Award will be subject to time-based vesting over a three-year period with one-third vesting as of December 20, 2018 and the remainder vesting quarterly over the following eight quarters on the 20th day of the second month of each fiscal quarter thereafter, subject to Mr. Giancarlo’s continuous service.

•
two stock option awards each to purchase 500,000 shares of Pure Storage’s Class A common stock shares (each an “Option”), with each Option vesting over a four-year period based on Mr. Giancarlo’s continuous service, with twenty-five percent (25%) of the Option shares vesting on the one-year anniversary of Mr. Giancarlo’s employment start date, and the remaining Option shares vesting equally over the following thirty-six (36) months of continuous service. The first Option has an exercise price equal to $17.00 per share, and the second Option has an exercise price equal to $12.84 per share, the closing price of Pure Storage’s Class A common stock on the New York Stock Exchange on August 22, 2017.

If Mr. Giancarlo is terminated without Cause (as defined in the Employment Agreement) or Mr. Giancarlo resigns for Good Reason (as defined in the Employment Agreement) during the period beginning three (3) months prior to a Change in Control (as defined in the Employment Agreement) and ending twelve (12) months following the closing of such Change in Control, then the RSU and each Option will accelerate in full. Receipt of severance benefits is conditioned on execution by Mr. Giancarlo of a release of claims in Pure Storage’s favor. In addition, upon Mr. Giancarlo’s death or Disability (as defined in the Employment Agreement) during the first year of Mr. Giancarlo’s employment, any equity awards that are subject to time-based vesting (and in the case of the Performance RSU Award and other performance-based equity awards the performance metrics have been met) will have the time-based equity awards accelerated by twelve (12) months.

Mr. Giancarlo will not receive separate compensation for his service as a director. Except for his employment arrangement with Pure Storage, there is no arrangement or understanding between Mr. Giancarlo and any other person pursuant to which Mr. Giancarlo was selected as a director. In connection with his appointment as the Chief Executive Officer, Mr. Giancarlo will execute the Company’s standard form of indemnity agreement for officers.

The foregoing description is qualified in its entirety by reference to the Employment Agreement, which will be filed as an exhibit to Pure Storage’s Quarterly Report on Form 10-Q for the period ending October 31, 2017.

(d)
The information set forth above under 5.02(c) is hereby incorporated by reference into this Item 5.02(d).
(e)
The information set forth above under 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description
99.1 99.2
Press Release entitled “Pure Storage Announces Second Quarter Fiscal 2018 Financial Results”
Blog Post entitled “Introducing Hat’s Highlights: Delivering the Data Platform for the Cloud Era Drives a Strong Q2 for Pure"

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SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ TIMOTHY RIITTERS
Timothy Riitters
Chief Financial Officer
August 24, 2017

Exhibit Index

Exhibit No.	Description
99.1 99.2
Press Release entitled “Pure Storage Announces Second Quarter Fiscal 2018 Financial Results”
Blog Post entitled “Introducing Hat’s Highlights: Delivering the Data Platform for the Cloud Era Drives a Strong Q2 for Pure"